RESOLUTIONS EXTENDING AND AMENDING THE
             LACLEDE GAS COMPANY RESTRICTED STOCK PLAN
                    FOR NON-EMPLOYEE DIRECTORS

    WHEREAS, Laclede Gas Company (the "Company") has previously adopted the Laclede Gas Company Restricted
Stock Plan for Non-Employee Directors (the "Restricted
Stock Plan"), which Restricted Stock Plan became effective as of January 25, 1990; and

   WHEREAS, Section 3 of Article V of the Restricted Stock
Plan by its terms provides that the Restricted Stock Plan shall "terminate as of January 25, 1995, unless otherwise extended by the Board."; and

    WHEREAS, the Non-Employee Directors of the Company have received various grants of restricted stock under the Restricted Stock Plan; and

    WHEREAS, the Company has consummated a two-for-one stock split, effective February 11, 1994 (the "Stock
Split"), pursuant to which Stock Split each common shareholder of the Company received an additional common share for each common share held by such shareholder on the record date of said Stock Split, and whereby each participant in the Restricted Stock Plan received an additional share for each common share held pursuant to the terms of the Restricted Stock Plan; and

   WHEREAS, the Company desires, effective November 17,
1994:  (1) to extend the term of the Restricted Stock
Plan through the period ending January 26, 2000, subject to further extension by the Company's Board of Directors;






















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
November 17, 1994

(2) as a consequence of the Stock Split, to increase the number of shares of stock to be granted under the Restricted Stock Plan after November 16, 1994 by doubling the number of shares presently specified in the Restricted
Stock Plan so that Non-Employee Directors upon commencing service as a new Non-Employee Director after November 16, 1994 shall receive 800 shares rather than 400 shares under
Section 2 of Article II of the Restricted Stock Plan, and so that each Non-Employee Director shall hereafter receive
200 shares, rather than 100 shares annually under
Section 3 of Article II of the Restricted Stock Plan;
(3) as a consequence of the Stock Split, to revise the "Share Vesting Schedule" specified in Section 2 of
Article III of the Restricted Stock Plan, with respect to all shares (regardless of whether such shares were granted before November 17, 1994, or are granted on or after November 17, 1994), so that: (a) the number of shares vesting for each year of continued service beyond the original respective initial partial vesting dates until the 70th birthday of those Non-Employee Directors who are under the age of 70 at the time they enter the Plan, shall, in each case, be increased from 50 shares to 100 shares; (b) the number of shares vesting for each year of continued service after the 70th birthday of those Non-Employee Directors who are under the age of 70 at the time they enter the Plan shall, in each case, be increased from 100 to 200 shares; and (c) the number of shares vesting for each year of continued service after the first anniversary date of service of those Non-Employee
Directors who are age 70 or over at the time they enter the Plan, shall be increased from 100 to 200 shares; and
(4) to further revise the "Share Vesting Schedule" specified in Section 2 of Article III of the Restricted
Stock Plan, with respect to all shares (regardless of whether such shares were granted before November 17, 1994, or are granted on or after November 17, 1994), so as to provide: (a) for vesting, on the twelfth anniversary date of continuous service of Plan participants who have served continuously as Non-Employee Directors of the Company for twelve years, of any shares previously granted to such participants under the Restricted Stock Plan, but not yet vested on such twelfth anniversary date; and (b) for immediate vesting on the date of grant with respect to any shares granted to any such Non-Employee Director on or after such twelfth anniversary date of his (or her) continuous service as such.

     NOW, THEREFORE, BE IT RESOLVED, that Section 3 of
Article V of the Restricted Stock Plan is hereby amended, effective on November 17, 1994, by deleting the date
"January 25, 1995" immediately following the phrase "as of" and immediately before the phrase", unless otherwise extended by the Board.", and substituting in lieu of such deleted date, the date "January 26, 2000"; and


                                  Page 24

November 17, 1994

   FURTHER RESOLVED, that Sections 2 and 3 of Article II of the Restricted Stock Plan are hereby amended, effective on November 17, 1994, respectively, with respect to all grants made under such Sections 2 and 3 after November 16, 1994, by deleting the reference to "400 Shares" appearing in said Section 2, and "100 Shares" in said Section 3, and inserting in lieu of such deleted phrases, the phrase "800
Shares" in said Section 2, and the phrase "200 Shares" in said Section 3.

   FURTHER RESOLVED, that Section 2 of Article III of the
Restricted Stock Plan is hereby amended, effective
November 17, 1994, with respect to all shares (regardless
of whether such shares were granted before November 17,
1994, or are granted on or after November 17, 1994), by:

   (1) deleting the phrase "as follows:" appearing at the end of the introductory unnumbered paragraph of Section 2 of Article III of the Restricted Stock Plan, and substituting in lieu thereof the phrase "as specified in the Share Vesting Schedule hereinafter set forth, or sooner, to the extent provided for in the final unnumbered paragraph of this Section 2 of Article III:"; and

   (2) amending the "Share Vesting Schedule" contained in
Section 2 of Article III of the Restricted Stock Plan, in the following respects: (a) by deleting the references to "50 Shares" and "100 Shares" appearing respectively in the second and third unnumbered paragraphs of that portion of said Share Vesting Schedule dealing with those participants who were under 60 years of age at the time they entered the Plan, and substituting the phrase "100
Shares" in lieu of the prior reference to "50 Shares" in said second unnumbered paragraph, and the phrase "200
Shares" in lieu of the prior reference to "100 Shares" in said third unnumbered paragraph; (b) by deleting the references to "50 Shares" and "100 Shares" appearing respectively in the second and third unnumbered paragraphs of that portion of said Share Vesting Schedule dealing with those participants who were between age 60 and age 64 at the time they entered the Plan, and substituting the phrase "100 Shares" in lieu of the prior reference to "50
Shares" in said second unnumbered paragraph, and the phrase "200 Shares" in lieu of the prior reference to "100
Shares" in said third unnumbered paragraph; (c) by deleting the references to "50 Shares" and "100 Shares" appearing respectively in the second and third unnumbered paragraphs of said Section 2 of that portion of said Share
Vesting Schedule dealing with those participants who were between age 65 and age 69 at the time they entered the Plan, and substituting the phrase "100 Shares" in lieu of the prior reference to "50 Shares" in said second unnumbered paragraph, and the phrase "200 Shares" in lieu of the prior reference to "100 Shares" in said third unnumbered paragraph; and (d) by deleting the reference to

                                  Page 25

November 17, 1994

"100 Shares" in the second unnumbered paragraph of that portion of said Share Vesting Schedule dealing with those participants who were 70 years of age or older at the time they entered the Plan, and substituting the phrase "200
Shares" in lieu of the prior reference to "100 Shares" in said second unnumbered paragraph; and

   (3) adding a new final unnumbered paragraph at the end of Section 2 of Article III of the Restricted Stock Plan, reading as follows, with respect to all shares (regardless of whether such shares were granted before November 17, 1994, or are granted on or after November 17, 1994):
"Notwithstanding anything to the contrary set forth above in this Section 2 of Article III, or elsewhere in this
Plan: (a) all previously accumulated unvested shares held by any Non-Employee Director under this Plan shall vest following twelve years of continuous service by such Non-Employee Director, such vesting to take place on the twelfth anniversary date of the commencement of service by such Non-Employee Director (the "Twelfth Anniversary
Date"); and (b) all shares granted to such Non-Employee
Director under this Plan on or after said twelfth
Anniversary Date, shall vest immediately upon the granting thereof. For the purpose of this unnumbered paragraph, "years of continuous service" shall include any number of years of continued membership on the Board of Directors
(without any hiatus in the period of such Board membership) by a Non-Employee Director, commencing on the date of initial Board membership as a Non-Employee
Director, and continuing annually from anniversary date to anniversary date, so long as such Non-Employee Director remains, without interruption, as a Non-Employee Director."

   FURTHER RESOLVED, that except as expressly amended and extended above, the Restricted Stock Plan is hereby ratified, confirmed and approved under the same terms and conditions as existed immediately prior to the above amendments;

   FURTHER RESOLVED, that the officers of the Company are hereby authorized and directed, jointly and severally, for and in the name and on behalf of the Company, and without the need for any countersignature unless otherwise required by applicable law, to execute and deliver any and all certificates, agreements and other documents, take any and all steps and do any and all things which they may deem necessary or appropriate in order to effectuate the purposes of each and all of the foregoing resolutions, and each and all of the extension and amendments to the Restricted Stock Plan hereinabove set forth.




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